STATEMENT TO CERTIFICATEHOLDERS

Household Home Equity Loan Trust 2001-2

Distribution Number	14
Beginning Date of Accrual Period	20-Nov-02
End Date of Accrual Period	19-Dec-02
Distribution Date	20-Dec-02
Previous Distribution Date	20-Nov-02

Funds Disbursement
Available Funds for Distribution and Skip-A-Pay Advances/Reimbursements	27,332,214.66
Principal Collections	22,373,959.34
Interest Collections (net of servicing fee)	4,724,618.31
Servicing Fee	233,637.01
Skip-A-Pay Advances	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	27,332,214.66
Interest Paid to Certificates	635,164.54
Principal Paid to Certificates	22,837,672.78
Equity Certificate	3,625,740.33
Servicing Fee	233,637.01

Balance Reconciliation

Begin Principal Balance	560,728,818.12
Principal Collections (including repurchases)	22,373,959.34
Charge off Amount	463,713.44
End Principal Balance	537,891,145.34

Collateral Performance
Cash Yield (% of beginning balance)	10.61%
Charge off Amount (% of beginning balance)	0.99%
Net Yield	9.62%

Delinquent Loans
30-59 days principal balance of loan	17,064,246.39
30-59 days number of loans	204
60-89 days principal balance of loan	4,675,152.53
60-89 days number of loans	42
90+ days principal balance of loan	14,261,138.01
90+ days number of loans	149

Loan Detail
Number Purchased pursuant to 2.02, 2.04 and 3.01	-
Principal Balance Purchased pursuant to 2.02, 2.04 and 3.01	-
Substitution Adjustment Amounts	-
Number of HEL outstanding (BOP)	6,425
Number of HEL outstanding (EOP)	6,187
Number of Loans that went into REO	7
Principal Balance of Loans that went into REO	622,265.48

Overcollateralization
Begin OC Amount	142,530,364.61
OC Release Amount	0.00
Extra Principal Distribution	-
End OC Amount	142,530,364.61

Target OC Amount	142,530,364.62
Interim OC Amount	142,530,364.62
Interim OC Deficiency	-

Monthly Excess Cashflow	3,625,740.33

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Total Certificate Balance as Percent of Total Original Certificate Balance	52.40%

Interest Calculations
1 month LIBOR	1.38813%
Class A Formula Rate (1-mo. Libor plus 37bps)	1.75813%
Class A Pass-Through Rate	1.75813%
Class M Formula Rate (1-mo. Libor plus 95bps)	2.33813%
Class M Pass-Through Rate	2.33813%
Available Funds Cap	10.66550%

Class A Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	31.077804
2. Principal Distribution per $1,000	30.265811
3. Interest Distribution per $1,000	0.811994

B. Calculation of Class A Interest Due & Paid
1. Class A Pass-Through Rate	1.75813%
2. Days in Accrual Period	30

3. Class A Interest Due	544,628.49
4. Class A Interest Paid	544,628.49
5. Class A Supplemental Interest Amount Paid	0.00

6. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
7. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Principal Balance, BOP	371,732,574.45
2. Class A Principal Due	20,300,187.21
3. Class A Principal Paid	20,300,187.21
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Principal Balance, EOP	351,432,387.24

7. Class A Certificate Balance as a % of the Original Class A Certificate Balance, EOP	0.5239551
8. Class A Certificate Balance as a % of the Pool Balance, EOP	0.6533522

Class M Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	31.345678
2. Principal Distribution per $1,000	30.265811
3. Interest Distribution per $1,000	1.079867

B. Calculation of Class M Interest Due & Paid
1. Class M Pass-Through Rate	2.33813%
2. Days in Accrual Period	30

3. Class M Interest Due	90,536.05
4. Class M Interest Paid	90,536.05
5. Class M Supplemental Interest Amount Paid	0.00

6. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
7. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Principal Balance, BOP	46,465,879.05
2. Class M Principal Due	2,537,485.57
3. Class M Principal Paid	2,537,485.57
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Principal Balance, EOP	43,928,393.48

7. Class M Certificate Balance as a % of the Original Class M Certificate Balance, EOP	0.5239551
8. Class M Certificate Balance as a % of the Pool Balance, EOP	0.0816678